Exhibit 99.1

(NASDAQ:BFCF) www.BFCFinancial.com
Prepared: June 1, 2005

FORWARD-LOOKING STATEMENTS
PLEASE READ CAREFULLY
Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used in this document and in any documents incorporated by reference herein, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. You should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC’s internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forwardlooking statements are based largely on the expectations of BFC Financial Corporation (“the Company” or “BFC” which may be referred to as “we”, “us” or “our”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. When considering those forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this document. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and you should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, investment banking, real estate development, homebuilding, resort development and vacation ownership, and restaurant industries, while other factors apply directly to us. Other risks and uncertainties associated with BFC include: the impact of economic, competitive and other factors affecting the Company and its subsidiaries, and their operations, markets, products and services; that BFC which is largely dependent on its subsidiaries payment of dividends will not have sufficient available cash to meet its operating expenses or to make investments; that BFC shareholders’ interests will be diluted in transactions utilizing BFC stock for consideration, that appropriate investment opportunities on reasonable terms and at reasonable prices will not be available, the performance of those entities in which investments are made may not be as anticipated, and that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made; with respect to BankAtlantic Bancorp and BankAtlantic: the risks and uncertainties associated with: credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic’s net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on BankAtlantic Bancorp activities and the value of its assets; BankAtlantic’s seven-day banking initiative and other growth initiatives not being successful or producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; achieving the benefits of the prepayment of the Federal Home Loan Ba nk advances; and the costs related to the correction of compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary fines, restrictions on operations or other penalties relating to these compliance deficiencies will be imposed on BankAtlantic Bancorp or the Bank by regulators or other federal agencies. Further, this document contains forward-looking statements with respect to Ryan Beck, which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets; and the effects on the volume of its business and the value of it securities portfolio and positions, including its securities sold and not yet purchased; as well as its revenue mix, the success of new lines of business and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck’s control. With respect to Levitt: the risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; the impact of hurricanes and tropical storms in the areas in which Levitt operates, the market for real estate generally and in the areas where Levitt has developments, including the impact of market conditions on Levitt’s margins; unanticipated delays in opening planned new communities; the availability and price of land suitable for development; shortages and increased costs of construction materials and labor; the effects of increases in interest rates; environmental factors, the impact of governmental regulations and requirements; Levitt’s ability to timely deliver homes from backlog and successfully manage growth; and Levitt’s success at managing the risks involved in the foregoing. The foregoing is in addition to those risks and uncertainties discussed throughout this document.

INTRODUCTION

Summary of BFC’s Strategy
• Invest in and acquire mid-market companies
• Partner with superior management teams
• Long term investor

Overview
• A diversified holding company based in Fort Lauderdale, Florida
• NASDAQ: BFCF
• 30.7 million shares outstanding1
• Market capitalization: $284.8 million2
• Interests in:
– Retail & commercial banking
– Regional investment bank & brokerage
– Homebuilding
– Master planned community development
– Time share & vacation ownership
– International themed restaurant chain
– Miscellaneous real estate and venture capital investments
Notes:
1 Fully diluted shares outstanding as of May 4, 2005.
2 Market capitalization based on fully diluted shares outstanding and average stock price for the period May 1, 2005 to May 31, 2005. Market capitalization for the same period based on basic shares outstanding (28.2 million shares) is $261.0 million.

Summary Income Statement — BFC Consolidated(a) (In millions of dollars)
Fiscal year ended December 31, 3 months ended March 31, (b) 2002 2003 2004 2004 2005 Revenues Financial Services $492.3 $541.9 $601.6 $163.2 $159.9 Homebuilding & Real Estate Development 212.1 288.7 558.8 100.0 201.0 BFC Activities 1.3 1.7 6.2 1.5 0.4 Total revenues 705.8 832.3 1,166.6 264.7 361.2 Costs & Expenses Financial Services 467.2 480.3 494.4 132.0 130.0 Homebuilding & Real Estate Development 191.7 253.2 481.6 83.8 154.3 BFC Activities 5.9 7.8 8.0 1.5 2.6 Total costs & expenses 664.8 741.3 984.0 217.3 286.9 Pre-tax earnings 50.3 101.1 202.2 53.2 76.7 Minority interest 38.3 51.1 104.0 26.6 40.4 Net income including 2004 special items (c) $5.2 $7.0 $14.2 $4.4 $4.4 Net income excluding 2004 special items(c)(d) $5.2 $7.0 $12.9 $3.0 $4.4 Net Income Growth (excluding special items) (b) 35.2% 83.1% 46.8%(c)
Notes:
Numbers may not add due to rounding.
(a) As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the financial results of both BankAtlantic Bancorp and Levitt Corporation. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC’s financial statements. However, the debts and obligations of the consolidated entities are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from the entity. The recognition by BFC of income from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 21.8% and 16.6%, respectively, which results in BFC recognizing only 21.8% and 16.6% of BankAtlantic Bancorp’s and Levitt Corporation’s income, respectively.
(b) Unaudited data.
(c) The 1st quarter of 2004 included two items resulting in a $1.4 million net after-tax gain. These items were a litigation settlement gain and costs associated with the prepayment of certain high cost debt.
(d) Net income excluding the 2004 special items is not prepared in accordance with GAAP, and this non-GAAP financial measure should not be construed as being superior to GAAP.

Balance Sheet – BFC Consolidated(a) (In millions of dollars)
December 31, March 31, 2004 2005 (b) Assets: Cash and equivalents $208.6 $207.8 Securities 1,208.4 1,236.8 Loans and leases, net 4,561.1 4,621.5 Total assets 6,954.8 7,029.0 Liabilities & Shareholders’ Equity: Deposits $3,457.2 $3,643.9 Securities sold under agreement to repurchase 257.0 168.1 Other borrowings 2,191.4 2,124.7 Total liabilities 6,216.9 6,253.8 Minority interest 612.7 647.1 Shareholders’ equity 125.3 128.1 (c) Shareholders’ Equity Growth 2.3% (b)
Notes:
(a) Selected summary data from the consolidated balance sheets of BFC. As explained in note (a) on the previous slide, neither the assets nor the liabilities of the consolidated entities are available to BFC or are recourse liabilities of BFC. The direct obligations and liabilities of BFC, the holding company, are shown on the subsequent slide “Balance Sheet – BFC Parent Company Only.”
(b) Unaudited data.
(c) Increase during period due to net income, which was partially offset by other comprehensive loss, effect of subsidiaries’ capital transactions, the tax effect of exercise of stock options and the payment of preferred dividends.

Balance Sheet – BFC Parent Co. Only(a) (In millions of dollars)
December 31, March 31, 2004 2005 (b) Assets: Investments in BankAtlantic Bancorp & Levitt Corp. $152.1 $158.8 (c) Other assets 34.5 31.7 Total assets 186.6 190.5 Liabilities & Shareholders’ Equity: Long-term debt $10.5 $9.5 Deferred tax liability 27.0 29.3 (d) Other liabilities 23.8 23.6 Total liabilities 61.3 62.5 Shareholders’ equity 125.3 128.1 (e) Shareholders’ Equity Growth 2.3% (b)
Notes:
(a)Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See note (a) of the previous two slides for further explanation.
(b)Unaudited data.
(c) The BFC book value of the investments in BankAtlantic Bancorp and Levitt Corp. is calculated by multiplying the shareholder’s equity of each entity times BFC’s percentage ownership in each entity. The book value, as shown above, was $158.8 million as of March 31, 2005 while the current average market value (May 1, 2005 – May 31, 2005) is $321.3 million.
(d)The deferred tax liability is net of net operating loss carry forwards (NOL’s). Deferred tax liability is calculated by subtracting BFC’s original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.575%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold.
(e) Increase during period due to net income, which was partially offset by other comprehensive loss, effect of subsidiaries’ capital transactions, the tax effect of exercise of stock options and the payment of preferred dividends.

BFC Stock Performance – 12/31/99 to 5/31/05

BFC’s Market Capitalization(a) (In millions of dollars)
Notes:
(a) We calculate market capitalization by multiplying the number of diluted shares of Class A and B shares outstanding at the end of each quarter by the weighted average share price of Class A and B shares as of the specified date. For the period 5/1/05 — 5/31/05, the weighted average share price for Class A and B shares is computed using the average share price for each class of stock over the entire month. Market capitalization can be calculated from several different methods and each method may deliver varying results. For example, calculating market capitalization for the same period using basic shares outstanding (28.2 million) would yield a market capitalization of $261.0 million. In addition, any calculation of historical market capitalization must take account of the BFC stock splits and commensurate share price adjustments of which there have been 5 since June 2003.
(b) NAV1 and NAV2 are unaudited company estimates of the current net asset value of the Company as shown in slide 73.

BFC Relative Share Performance Since Commencement of Diversification Program Average Annual Appreciation 1997 – 2005(a)
Notes:
(a) Percentages represent average annual appreciation data as per Bloomberg L.P. for the period November 1997 through April 2005.

BFC Management Team
Alan Levan
• Chairman and CEO of BFC and its predecessors since 1978
• Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and predecessors since 1987
• Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG)
Phil Bakes
• Managing Director of BFC since January 2004
• President and Founder of Sojourn Enterprises, Inc., a Florida and New York-based advisory and merchant banking firm from 1990-1994, and various Sojourn-led endeavors, including CEO and co-founder of a leisure travel consolidation enterprise, FAR&WIDE Travel Corp, 1999-2003
• President/CEO of two major U.S. airlines from 1983 to 1990
• Prior to business career, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency from 1973-1980
Jack Abdo
• Vice Chairman of BFC since 1993 and Director since 1988
• Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987
• Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen
• Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990
Glen Gilbert
• Executive Vice President of BFC since 2000, Chief Financial and Accounting Officer since 1987, Vice President and Chief Accountant 1980 to 1987
• Senior Executive Vice President of Levitt Corporation since 2004, Executive Vice President and Chief Financial Officer 1999-July, 2004
• Certified Public Accountant since 1970 and manager for KPMG from 1970 to 1980
Alan Levan
Jack Abdo
Phil Bakes Glen Gilbert

DIVERSE HOLDINGS

BFC’s DIVERSE HOLDINGS ORGANIZATIONAL CHART

BFC’s DIVERSE HOLDINGS PHASE I: Creating the Platform PHASE II: Diversification

PHASE I: Creating the Platform RETAIL BANKING

(NYSE:BBX) www.BankAtlantic.com

Overview
• Founded in 1952 as federally chartered savings bank
• $6.4 billion in assets
• Largest Florida headquartered bank with 75 branches
• $3.6 billion in deposits
• BFC owns approximately 22% of BankAtlantic Bancorp
Transaction History
– BFC invested approximately $45 million in a series of transactions in the mid-1980’s to acquire control
– Local institution with shareholders known by BFC principals
Pre Acquisition
– Underperforming run-of-the-mill thrift with an over branched market footprint
– No strategy for the changing dynamics of the savings and loan industry or the Florida market
Post Acquisition
– BFC took over management and leadership of the bank
– Substantially reduced the size of the bank to establish a strong platform and market position
– Transformed from a classic thrift to a retail and commercial bank model
– Capitalized the bank to provide a platform for growth
– Created a high growth “retail” oriented culture and image to attract low cost deposits while growing commercial loan portfolio with a conservative underwriting culture

BankAtlantic Bancorp Growth Strategy
• Increase low cost deposits by:
– Florida’s Most Convenient Bank initiative
– Driving growth through service – not rates
– Strong sales and marketing culture
• Grow lending through Residential, Commercial Real Estate, Small Business and Consumer
• Maintain high underwriting standards
• No credit card, international, syndication, or indirect lending

BankAtlantic Bancorp BankAtlantic Branch Locations

BankAtlantic Bancorp

BankAtlantic Bancorp INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars)
Notes:
- CAGR: Compound Annual Growth Rate
(a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.
(b) The first quarter of 2004 excludes a $7.2 million net one-time gain due to a favorable litigation settlement and the after-tax costs associated with the prepayment of certain high cost debt.

BankAtlantic Bancorp
STOCK PRICE (NYSE:BBX)
Notes:
-CAGR: Compound Annual Growth Rate

BANKATLANTIC INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars)
Notes:
(a) Return calculation discounts all cash flows from time of BFC’s investment, including ending value based upon average market value (5/1/05 – 5/31/05) of BankAtlantic Bancorp, plus $16.3 million in dividends received since initial investment and stock sales of $21.5 million.

PHASE II 1997- 2005

DIVERSIFICATION & RECENT INVESTMENTS 1997- 2005

INVESTMENT BANKING & BROKERAGE

Excellence in Financial Services www.RyanBeck.com

Overview Pre Acquisition
– Publicly owned company
– Desired strong financial platform to pursue strategic initiatives
Post Acquisition
– Provided sound platform of financially solid parent
– Supported the management team’s growth of the business
– Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets
• Founded in 1946
• Full-service investment banking and brokerage firm
• Approximately 500 financial consultants
• Serving clients from 39 offices in 14 states
Transaction History
– Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp)
– $38.1 million purchase price
– Additional $23.5 million invested
– Prior relationship with Ryan Beck management from prior investment banking engagements

Ryan Beck & Co. 39 Offices in 14 States 30

Ryan Beck & Co.
REVENUE
(In millions of dollars)
$243.2
= [4] 6% GR $221.4
CA
$139.9
-1% 3
$65.9 $53.7 $57.6 $46.1
20002001 2002 2003 2004 3 Mos. 3 Mos.
Ended Ended Notes: 3/31/04 3/31/05 - CAGR: Compound Annual Growth Rate
31

Ryan Beck & Co.
INCOME FROM CONTINUING OPERATIONS(a)
(In millions of dollars)
$17.5
[0] % 1 1 =
G R $9.6 CA-51%
$5.1 $2.5 $0.9 ($1.3)
($2.4) 20002001 2002 2003 2004 3 Mos. 3 Mos.
Ended Ended Notes: 3/31/04 3/31/05 - CAGR: Compound Annual Growth Rate
(a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.
32

Ryan Beck & Co.
BOOK VALUE(a)
(In millions of dollars)
[27] % $92.2 GR = $90.2
CA
$77.6 $66.8
$42.9 12/31/01 12/31/02 12/31/03 12/31/2004 3/31/2005
Notes: -CAGR: Compound Annual Growth Rate (a) Includes, among other things, miscellaneous capital contributions from BankAtlantic Bancorp
33

RYAN BECK & CO. INVESTMENT PERFORMANCE
Implied Pre-Tax Annualized Return(a)
(In millions of dollars)
Estimated range of values based on comparable companies(b): $175.1
d [e]
$138 — $202 i z
l e [a] ut nu ol n bs A
A % [0] % $61.5 [2] [5]
+ 8 1 +
Total Investment Mid-Point of Since 6/98 Estimated Value Notes: Range (a) (a) Return calculation discounts all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms as compiled in a May 31, 2005 index of comparable firms and trading multiples by financial services industry specialist Sandler O’Neill & Partners, L.P. The low end of Ryan Beck’s value range based on 1.5x price/book multiple and the high end of range based on 13.6x price/latest 12 month EPS multiple. Sandler O’Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey. This valuation is based on the historical financial data of Ryan Beck and does not take into account any projected financial data nor any increase or decrease in financial performance and/or the valuation multiples of the companies comprising the index of comparable firms.
34

HOME BUILDING & REAL ESTATE DEVELOPMENT
35

(NYSE:LEV) www.LevittCorporation.com
36

Overview
• Homebuilding & Real Estate Development with primary activities in Florida
· Spun-off from BankAtlantic Bancorp on December 31, 2003
· BFC owns approximately 17% of Levitt Corporation
· Conducts its operations primarily through Core Communities and Levitt and Sons, which were separately acquired (through BFC subsidiary BankAtlantic Bancorp) in 1997 and 1999, respectively
Core Communities
– Develops master-planned communities and has two existing communities in Florida
– St. Lucie West has been the fastest growing community on Florida’s Treasure Coast since acquired in October 1997 and was ranked as the 6th fastest selling master-planned community in 2003
– Newest community, Tradition, is planned to include over 20,000 residential units
Levitt and Sons
– A residential homebuilder – Company and its predecessors building homes since 1929
– “America’s Oldest Homebuilder,” predecessor built the original Levittown communities in New York, New Jersey and Pennsylvania
– Specializes in design and development of Active Adult and family communities in Florida, Georgia and Tennessee
37

www.CoreCommunities.com

Overview Core Communities (formerly St. Lucie West Holding Company) is a master- planned community developer since 1996. Transaction History
– Purchased in 1997 (through BFC subsidiary, BankAtlantic Bancorp)
– $20 million purchase price
– Additional $4.8 million invested by BankAtlantic Bancorp
– Pre-transaction relationship with management Pre Acquisition
– Privately owned by a fund with different goals than that of management
– Company was capital constrained Post Acquisition
– Core was sufficiently capitalized
– Facilitated access to third-party financing
– One of the leading master planned community developers in the country
39

Core Communities
40

Core Communities
• Original 4,600-acre Master Planned Community
· 6th fastest selling Master Planned Community in USA in 2003*
· Location of PGA Golf Course
· Loca
tion of New York Mets spring training stadium
· 8,200-acre Master Planned Community
· 5 miles of frontage on Interstate 95
· Expected to include approx. 18,000 residential units
· Expected to include approx. 8.5 million square feet of commercial space
* Source: Robert Charles Lesser & Co.
41

Core Communities
REVENUE(a)
(In millions of dollars)
% $96.2
57 R = AG C
$66.6 $53.9 $55.0%
4 4 2
$21.6 $19.3 $16.0 2000 2001 2002 2003 2004 3 Mos. 3 Mos.
Ended Ended 3/31/04 3/31/05
Notes: (a) Includes land sales to Levitt and Sons division.
- CAGR: Compound Annual Growth Rate
42

Core Communities
NET INCOME(a)
(In millions of dollars)
$27.1
% $21.3
5 3 = G R
C A $14.9%
0 8
$11.0 [2] $4.9 $5.6 $3.5 20002001 2002 2003 2004 3 Mos. 3 Mos.
Ended Ended Notes: 3/31/04 3/31/05 - CAGR: Compound Annual Growth Rate
(a) Includes profits from land sales to Levitt and Sons division.
43

Building a Proud Legacy
44

Overview Levitt and Sons (and its predecessors), “America’s Oldest Homebuilder,” commenced operations in 1929 and was one of the first developers of suburban communities. Transaction History
– Purchased in 1999 (through BFC subsidiary, BankAtlantic Bancorp)
– $27 million purchase price
– Prior banking relationship with Levitt and Sons as well as relationship with management Pre Acquisition
– Privately owned with free cash flow up-streamed to parent and not reinvested for growth
– Management was “hamstrung” with no growth capital Post Acquisition
– Supported management’s vision for growth
– Facilitated growth financing and allowed Levitt and Sons to reinvest earnings
– Established independent Board of Directors at parent company and Board level investment committee to manage growth
– Increased number of homebuilding communities from 3 in 1999 in Florida to 43 in 2005 in Florida, Tennessee and Georgia
45

Levitt and Sons
REVENUE(a) SALE OF HOMES
(In millions of dollars)
$472.3
[4] % [5] = R
A G C $222.3 $162.4 [50] % $117.7$118.0 $84.3 $78.7 2000 2001 2002 2003 2004 3 Mos. 3 Mos.
End
ed Ended 3/31/04 3/31/05
Notes: -CAGR: Compound Annual Growth Rate (a) Includes revenues of Bowden Homes from date of acquisition, April 28, 2004
46

Levitt and Sons
BACKLOG OF SIGNED CONTRACTS(a)
(In millions of dollars)
$510.2 (b) $496.0 $458.8 (b) $448.6
-% 3 [7] % =4 R
G CA
$167.5 $125.0 $94.8
4875848242,0531,814 (b) 2,186 1,918 (b) 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 3/31/2004 3/31/2005 Units Notes: - CAGR: Compound Annual Growth Rate
(a) Excludes joint ventures. Backlog based on actual contract prices. Average sales price of future sales will vary based upon the mix of Active Adult and Family homes.
(b) Includes revenues and units of Bowden Homes from date of acquisition, April 28, 2004.
47

LEVITT CORPORATION CONSOLIDATED FINANCIAL RESULTS

Levitt Corporation
CONSOLIDATED REVENUE(a)
(In millions of dollars)
$554.5
[1] % [5] = G R
C A $285.5 $209.4 $199.8
[1] %
$144.3 [10] $106.0$99.5 2000 2001 2002 2003 2004 3 Mos. Ended 3 Mos. Ended 3/31/04 3/31/05
Notes: -CAGR: Compound Annual Growth Rate (a) Excludes interest and other revenue
49

Levitt Corporation
CONSOLIDATED NET INCOME
(In millions of dollars)
$57.4
[9] % [6] =
R $29.8 A G C $26.8%
7 2
$19.5 [1] $13.1 $7.0$7.5 2000 2001 2002 2003 2004 3 Mos. Ended 3 Mos. Ended 3/31/04 3/31/05
Notes: -CAGR: Compound Annual Growth Rate
50

Levitt Corporation
STOCK PRICE(a) (NYSE:LEV)
$27.21
[62] %
$16.81 17-month Increase
12/16/03 Average Price (5/1/05 — 5/31/05)
Notes: (a) LEV started trading on a “when issued” basis on December 16, 2003.
51

LEVITT INVESTMENT PERFORMANCE(a)
Implied Pre-Tax Annualized Return(b)
(In millions of dollars)
(c) $299.5
d e i z e al l ut u o n s n b A A %
[9] 9% [2] [9] + 4 +
$50.0
Total Investment Total Current Value (b) From 1997 — 1999
Notes: (a) Excludes results of Levitt Corporation’s investment in Bluegreen which is separately presented later in this presentation.
(b) Return calculation discounts all cash flows from time of investment, including ending value based upon average market value of LEV from 5/1/05 through 5/31/05 and total dividends of $1.2 million received in 2004 and 2005. Investments in Levitt Corporation were made by BFC subsidiary, BankAtlantic Bancorp. (c) Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp’s shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt Corporation in its April 2004 public offering.
52

TIME SHARE & VACATION OWNERSHIP
53

www.Bluegreen-Corp.com (NYSE:BXG)
54

Overview
• Bluegreen was founded in 1972 and has 2 principal businesses
– Developing and marketing time-share resorts
– Developing and marketing subdivided residential lots to retail customers.
Transaction History
– Purchased control position in 2002 (through BFC subsidiary Levitt Corporation)
– Total investment is $56.5 million – Pre-transaction relationship with management
Pre Acquisition
– Company was publicly owned; largest shareholder was large real estate fund
– The fund bought its position as a value play when timeshare industry was out of favor
– Stock price decreased and the fund became impatient
Post Acquisition
– Management thrived under the new long term philosophy
– Maintained and strengthened Bluegreen’s independent Board of Directors
– Stock price has increased more than 150% since investment
– Levitt Corporation currently owns approximately 31% of Bluegreen
55

Bluegreen Corporation
Leading Provider of Vacation Ownership Resorts and Residential Communities
Bluegreen Communities
• Develops and markets retail “homesites” in planned residential and golf communities
· Generates additional revenue through realty resale commissions and daily fee golf course operations
Lodge Alley Inn (Charleston, SC) Bluegreen Resorts
• 18 vacation ownership resorts in seven states and Aruba
· Approximately 134,000 Vacation Ownership Interests (VOI) owners
· VOI owners also have access to approximately 3,700 affiliated resorts
· Provides financing to VOI purchasers
· Provides resort management to owners associations
Solara Surfside Resort (Surfside, FL)
56

Bluegreen Corporation
TOTAL REVENUE(a)
(In millions of dollars)
$601.6
[28] % R = CAG $438.5 $339.8 $285.1
[21] %
$107.1 $130
.0
CY 2001CY 2002 CY 2003 CY 2004 3 Mos. 3 Mos.
Ended Ended Notes: 3/31/04 3/31/05 - CAGR: Compound Annual Growth Rate
(a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months.
57

Bluegreen Corporation
NET INCOME(a)
(In millions of dollars)
$36.5
[6] % [5]
= $25.8
G R C A
$9.7 $10.8
[37] %
$6.
5 $4.7
CY 2001 CY 2002 CY 2003 CY 2004 3 Mos. 3 Mos. Ended Ended 3/31/04 3/31
/05
Notes: — CAGR: Compound Annual Growth Rate
(a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months.
58

Bluegreen Corporation
Key Ratios
Time of Investment vs. Now
Book Value Per Share Price Per Share
[3] % =1 $14.75 R $8.98 % AG 4 1 C = R $6.16 G
A C
$4.99
3/31/2002 3/31/2005 3/31/2002 Avg. Price 5/1/05 – 5/31/05 Debt To Equity Ratio
-3 1.4x % 7
0.88x
3/31/2002 3/31/2005
Notes: — CAGR: Compound Annual Growth Rate
59

BLUEGREEN INVESTMENT PERFORMANCE
Implied Pre-Tax Annualized Return(a) (In millions of dollars)
$140.1 [e] d l i z
[a] [t] e n u lu s o
An [b] % A [4] % +3 4 8 + 1
$56.5
Total Investment Total Current Value (a)
4/01 & 4/02
Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of BXG from 5/1/05 through 5/31/05. Investment in Bluegreen held by BFC subsidiary, Levitt Corporation.
60

INTERNATIONAL THEMED RESTAURANT CHAIN

www.Benihana.com (NASDAQ:BNHN/BNHNA)

Overview
· Founded in 1964, largest operator in United States of teppanyaki-style
Japanese restaurants
· Acquired and growing additional Asian-Themed concepts primarily under HARU and RA Sushi brands
· Current operations:
– 56 Benihana (owned)
– 22 Benihana (franchised)
– 6 Haru
– 8 RA Sushi
Transaction History
– BFC agreed to purchase $20 million of Benihana convertible preferred stock
– $10 million purchased July, 2004 with the remaining $10 million to be purchased in subsequent tranches after July 1, 2005
– Preferred stock has voting rights and 5% annual dividend
– First tranche represents approximately 5% (at conversion price) of economic ownership and 13%
of common stock vote
– Pre-existing BFC management relationship with Benihana board and management
Pre Transaction
– Benihana desired to embark on a renovation program for it’s core concept, Benihana, and expand its two newest concepts HARU and RA sushi
Post Transaction
– Benihana at beginning stages of executing its renovation and expansion plans
63

Benihana – Financial Summary(a)
(In millions of dollars)
Market Capitalization Revenue $218.3
$153.8
(b) FY 2005 Average Market Cap.
(5/1/05 — 5/31/05)
Operating Income Net Income $15.9 (c)
(c)
$9.6
FY 2005 FY 2005
Notes:
(a) Fiscal Year (FY) 2005 ended 3/27/05 (b) Average market capitalization based on 10.1million weighted average shares outstanding multiplied by the average stock price for the 5/1/05 – 5/31/05 period for Benihana’s Class A Common Stock. (c) FY 2005 excludes $2.7 million impairment charge. 64

BENIHANA INVESTMENT PERFORMANCE
Implied Pre-Tax Annualized Return(a)
(In millions of dollars)
$10.0 $10.0
No return to date
Total Investment since Value at Cost(a) July 1, 2004
Notes:
(a) $10 million investment in 5% convertible preferred stock of Benihana on July 1, 2004 valued at original cost. BFC is committed to acquire, in the future, an additional $10 million of Benihana convertible preferred stock.
65

SUMMARY OF PHASE II
INVESTMENT RESULTS
1997-2005
DIVERSIFICATION & RECENT INVESTMENTS

Investment Results Summary
1997-2005
(In millions of dollars)
$640.9(b)
d e i z l [t] e a nu u n ol s A b A %
5% 2 8
+2 2 +
$195.5(a)Total Investments Total Current Value as of 5/31/05(b) Acquisition of Core & Levitt and Sons Acquisition of Investment in Venture Investment in (Levitt Corporation) Ryan Beck & Co. Bluegreen Partnerships Benihana
Notes: (a) Represents the cumulative cash value of investments made in Levitt & Sons and Core Communities (Levitt Corporation), Ryan Beck & Co., Bluegreen and Benihana, Inc. and the total investments under management in the BFC Venture Partnerships from 1997 through 2005. As noted elsewhere, BFC currently owns direct or indirect interests in all of these investments. The information is provided to reflect the estimated value and performance of the various “BFC Family” investments since 1997. (b) Return calculation discounts all cash flows from time of investment and includes all dividends received and Venture Partnerships distributions; current value based upon average market value of public holdings from 5/1/05 through 5/31/05. Ryan Beck’s estimated current market value is based upon an average of valuation multiples of an index of comparable firms compiled by Sandler O’Neill & Partners, L.P. research. Calculations assume no change in value of July 2004 $10 million preferred stock investment in Benihana, Inc.
67

FUTURE STRATEGY

Overview
• Invest in and acquire mid-market businesses
· Partner with superior management
· Long-term investor
· Prefer control investments
· Diverse industries
· Acquisitions for cash and/or BFC stock
· BFC financing
69

BFC’s Strategy Types of Transactions
· Public or private companies
· Adopt orphans/white knight role
· Divestiture of subsidiary by larger company
· Family business seeking to monetize holdings
but retain management control
· Going private transactions and management
buyouts
· Change of control transactions
· Large minority purchases
70

BFC’s Strategy
Advantages
• Long term philosophy
• Support and empower management
• Provide Board of Directors oversight and infrastructure
• Oversee allocation of capital and new investments
• Facilitate third party financing and add on acquisitions
• BFC as public company vs. private equity firms
• Unique access to investment opportunities
71

VALUATION AND PUBLIC MARKETS

BFC Net Asset Value vs. Market Cap
NAV1 compared to Market Cap (d) : +$5.9 or +2%
NAV2 compared to Market Cap (d) : +$35.2 or +12%
Assets
(In millions of dollars)
$353.1
$31.7 Other assets NAV2(b)
NAV 1 (a) Market Cap (c) Market value $321.3 of public holdings $290.6 $320.0 $284.8 (avg. 5/1/05 to 5/31/05)
Liabilities ($62.5)
($29.3) Def. tax liab. Notes: ($33.1) Other liab.
Numbers may not add due to rounding. Balance sheet items as of March 31, 2005.
Market value of public holdings is based on the average prices of BBX & LEV for the period May 1, 2005 to May 31, 2005. (a )
Net Asset Value (NAV1) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value. (b) NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities.
(c) BFCF market capitalization is the average for the period May 1, 2005 to May 31, 2005 based on fully diluted shares outstanding of 30.7 million as of May 4, 2005. (d)
Market capitalization for the same period based on basic shares outstanding (28.2 million shares) is $261.0 million. NAV1 compared to market capitalization (basic shares only) is +$30.0 million or +11%. NAV2 compared to market capitalization (basic shares only) is +$59.0 million or +23%.
73

BFC Share Price Compared to BFC Net Asset Value (d)
(c)
NAV2 per share
(a) (b)
Price per share NAV1 per share $10.41 $9.26 $9.45 = $0.19 = $1.14 +2% +12%
Notes: Numbers may not add due to rounding Balance sheet items as of March 31, 2004. (a) Average share price for the period May 1, 2005 to May 31, 2005. (b) Net Asset Value (NAV1) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value divided by fully diluted shares outstanding of 30.7 million as of May 4, 2005. Does not include additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future.
(c)
NAV2 per share is the same calculation as NAV1 excluding deferred tax liabilities. (d)
Calculations in chart based on diluted shares outstanding (30.7 million shares). Using basic shares outstanding (28.2 million shares), NAV1 equals $10.32 per share which is $1.05, or 11%, greater than the average share price for the period; NAV1 equals $11.36 per share which is $2.09, or 23%, greater than the average share price for the period.
74

BFC VALUE RELATED TO PERFORMANCE OF TWO KEY HOLDINGS

Earnings Growth of BankAtlantic Bancorp vs. Banking Sector (a)
48% 13% 12% Avg. Growth Rate 2005 Growth 2001 — 2004 Rate Estimate
BankAtlantic Bancorp Stifel Nicolaus Banking Sector Index
Notes:
(a) Banking sector index comprises a selection by Stifel, Nicolaus & Company Incorporated of 19 regional banks with assets greater than $2.5 billion and less than $10.0 billion. Historical net income for each company in the index was obtained from Thomson First Call. Estimated 2005 net income projections were obtained from Stifel, Nicolaus, Regional Bank Weekly Monitor, Week Ended April 8, 2004.
76

Earnings Growth of Levitt Corporation vs.
Homebuilding Sector(a)
80%
35%
27%
Avg. Growth Rate 2005 Growth 2001-2004 Rate Estimate
Levitt Corporation Raymond James Homebuilder Index
Notes:
(a) Homebuilding sector index comprises a selection by Raymond James & Associates of 8 publicly-traded homebuilders comparable to Levitt. Historical net income for each company in the index was obtained from Thomson First Call. Estimated 2005 net earnings from Raymond James & Associates research report, Housing Quarterly, March 31, 2005.
77

BFC Investment Highlights
• Emerging diversified holding company
· BFC common stock 1997 – 2005: 13.7% average annual appreciation
· BFC Family has solid track record of high return diversified investments
– 25% annualized rate of return
· BFC’s 2 key holdings are high growth companies
– BankAtlantic Bancorp earnings growth of 48% vs. 13% for Banking sector
– Levitt Corporation earnings growth 80% vs. 35% for Homebuilding sector
· BFC to continue growth strategy of investing in diversified opportunities
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(NASDAQ:BFCF) www.BFCFinancial.com